EXHIBIT 23.1


                     INDEPENDENT AUDITOR'S CONSENT


     We consent to the incorporation by reference into the Form S-8 Registration Statement of Community Bancshares, Inc. (Registration No. 333-46231) of our report dated March 1, 2001, appearing in the Annual Report on Form 10-KSB of Community Bancshares, Inc. for the year ended December 31, 2000.


                                      /s/ Francis & Co., CPAs
                                      --------------------------
                                      Francis & Co., CPAs



Atlanta, Georgia
March 29, 2001